Employment Agreement /Management Bonus Pool (Details Textual) (Deferred Bonus [Member], USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Deferred Bonus [Member]
Adjusted EBITDA Target Bonus Calculation	$ 4,000,000	$ 4,000,000
Deferred Compensation Arrangement with Individual, Description	The performance-based bonus provisions permit management to receive annual bonus payments in cash based on adjusted EBITDA and other targets established by the Board of Directors annually. The Employment Agreement sets the 2011 and 2010 adjusted EBITDA target at $4 million. If the Company's actual adjusted EBITDA performance for a particular annual period ranges from 85-100% of the established adjusted EBITDA target, the cash bonus pool will be 7.5% of adjusted EBITDA. If the Company's actual EBITDA performance for a particular annual period exceeds 100% of the established adjusted EBITDA target, 15% of adjusted EBITDA over the established target will be added to the cash bonus pool. The cash bonus pool for 2010 is limited to 75% of the calculated annual amount due to the mid-year implementation of the agreement. The Board approved modifications to the threshold calculations for 2011 by modifying them to exclude from the capital expenditures and working capital requirement calculations the Cricket store acquisition transactions and related long-term debt. The bonus pool for 2011 is approximately $334,000. Certain targets were not achieved for 2010 due to transactions approved by the Board. The Board did, however, approve a bonus pool for management of approximately $215,000 for 2010, the amount that would have been earned under this plan had all the targets been achieved.
Accrued Bonuses, Current	$ 334,000	$ 215,000
Minimum Percentage Of Targeted EBITDA		75.00%